Exhibit 99.1
Marking, Coding, Food Production Machinery, Packaging, Refrigerated Display, Preparation/Service 1

Engineered Systems Segment Industrial Products 32% 23% 18% 27% Fluid Management Electronic Technologies Engineered Systems 2008 $2 Billion 17% EBITDA DES is a portfolio of companies that: -Are driven by trends in food and consumer staples (70% of Sales) -Supply highly engineered capital equipment solutions Electronic Technologie s Fluid Management Industrial Products 2

DES Customers Include Sophisticated Multi- Nationals in Food and Consumer Staples 3

4 Hill PHOENIX Datamax- O'Neil Engineered ProductsProduct Identification Markem- Imaje SWEP Belvac Tipper Tie ENGINEERED SYSTEMS ENGINEERED SYSTEMS Unified Brands

DES Growth Drivers - Past 3 Years % of 2007 YTD Dover revenue Market Growth Consumer staples spending, food and product traceability Geographic expansion Operational Excellence Lean, capacity mgt., modularity Strategic Pricing, W/C mgt Aggressive Product Development Programs Eco-friendly technologies Customer solutions Acquisitions PID Platform: Datamax, O'Neil, MARKEM; EP Platform: Tyler 37% Recurring Revenue Growth Drivers 5 Global Sales Footprint

DES Market Driver:
Global Food And Consumer Staples Growth

Consumer Staples
- Food
- Beverages
- Household products

2003-08 Population Growth



U.S + Europe
+22M
0.9% per year
China
+36M
0.6% per year
India
+87M people
1.5% per year

More People

Global population CAGR: ~1.2% (70 million people/yr.)

2003-08 GDP Per Capita Growth



U.S
4.4% per year
Europe
3.6% per year
China
21%
India
14%

Rising Living Standards

Global GDP per capita CAGR: ~7.5%

- **Rural development**
- **Energy**
- **Sustainability**
- **Safety, traceability**
- **Income redistribution**

Government Lift

Growth Multiple: +

6

PERFORMANCE COUNTS
DOVER ENGINEERED SYSTEMS, INC.

DES Market Driver: Growth in Food And Consumer Staples World Population Increasing Consumption (Constant $s) U.S. Europe China India GDP Per Food Expenditures Capita ($000) Per Capita 2003 37.7 24.4 1.3 0.5 ~ 1.2 % per year .... but huge base 2009: ~6.7 billion Growing at 70 million people per year Steadily growing base Drivers: Desire for higher living standard Gov't. income redistribution 2008 46.9 28.9 3.3 1.0 2003 3,700 3,400 600 300 2008 4.600 4,000 1,000 400 7

DES Market Driver: Global Warming/Climate Change Regulation and consumer awareness are creating opportunities for engineered equipment solution providers 8

DES Market Driver: User Trends and Government Influence + Regulation Energy Regs (e.g., EPACT) Sustainability (Greenhouse Cap & Trade?) Traceability Rural region dev. Income re-distribution Tax credits/fines Inv./Logistics Rising Energy Cost More Sustainable User Needs "Help Me Compete" Look Taste Speed Operating cost Initial cost Government drivers for growth and technology change Opportunity for Equipment Growth > Consumption Growth Needed Customer Solutions Government Influence Trends 9

Market Drivers Projection: Increased Consumption $s, Everywhere Developed Countries Trends Healthy, fresh Eat out or pre-prepared Convenience Socializing Gov't spend (institutions) All at reduced energy All more sustainable Traceability Emerging Countries Trends Population growth More calories per capita Better food quality Toward the consumption life style of developed countries All at reduced energy All more sustainable Traceability Emerging Countries Trends Population growth More calories per capita Better food quality Toward the consumption life style of developed countries All at reduced energy All more sustainable Traceability 10

Engineered Products Platform Platform Strategy To be solution and value leaders in our market niches focused on: Technology/innovation Superior customer service Flexible Value Delivery 54% of '08 Segment Sales 11

12 PROFILE Designs and manufactures equipment primarily for supermarket industry Market leader in refrigeration systems #2 provider of supermarket food display cases Positioned as industry innovator and green technology leader in both refrigeration system and display case design FACTS Headquarters in Conyers, GA. Six U.S. manufacturing facilities comprising approx. 1,000,000 sq. ft. Approx. 2,500 employees FACILITIES

13 Leader in foodservice equipment serving the restaurant industry as well as institutional applications (hospitals, universities, prisons, schools) Comprised of three highly-recognized brands Groen - the "gold standard" for Steam Jacketed Kettles and steam cooking in the kitchen Randell - leader in modular, custom refrigeration solutions and innovation Avtec - primarily serving institutional and foodservice system ventilation needs FACTS Headquarters in Jackson, MS Manufacturing sites in Jackson, MS and Weidman, MI Approx. 525 employees FACILITIES PROFILE

14 Researches, develops, designs and manufactures compact brazed heat exchangers (CBEs) Serves wide-ranging scale of refrigeration, heating and industrial applications from supermarket chillers to space heating Highly innovative products with strong focus on environment and sustainability Online eBusiness facility and World Class Services program serve as examples of customer focus and ease of doing business FACTS Headquarters in Landskrona, Sweden Factories in Sweden, Switzerland, United States, Slovakia, Malaysia, and China; approx. 700 employees Represented in more than 50 countries; sales force in more than 20 countries FACILITIES PROFILE

15 PROFILE Designs/produces highly innovative equipment technology to meet the demanding needs of beverage can makers Preferred choice for world's two-piece can makers Designs/produces high-speed trimming/burnishing equipment for the plastic container industry World leaders in providing customers with equipment solutions that increase line speeds, quality and productivity, while reducing material cost FACTS Headquarters in Lynchburg, VA Subsidiary locations in Crawley, England and Plzen, Czech Republic Agent locations in Brazil (Sao Paulo), Japan (Tokyo), and Singapore Approx. 150 employees worldwide FACILITIES

16 PROFILE Premier company in the worldwide clipper and clip business Consists of three different enterprises; Tipper Tie, Inc., Tipper Tie Technopack, and Tipper Tie Alpina Products provide wide array of closure solutions Processing & packaging foods Pet food manufacturers Fish wholesalers Christmas tree farmers Explosive makers Sandbag producers FACTS Headquarters in Apex, NC Operate global business from three locations; Apex, NC (USA), Glinde, Germany, and Gossau, Switzerland Agents/distributors in Brazil, Canada, Mexico, Holland, Japan, and other major global markets Approx. 450 employees worldwide FACILITIES

Product Identification Platform Platform Strategy #1 in Direct Marking and Coding Worldwide Leader in highly reliableTable Top/Mobile Printers Acquire/Develop Other Unique Technologies Aggressively Pursue New Markets 46% of '08 Segment Sales 17

18 Trusted world manufacturer of product identification and traceability solutions Fully-integrated solutions enable product quality and safety regulatory and retail compliance better product recalls improved manufacturing processes Distinct advantages in product breadth, technology leadership, and global reach FACTS Headquarters in Bourg-les- Valence, France 6 R&D centers; manufacturing plants located around the globe Worldwide coverage with 33 subsidiaries (sales, service and support) and distributor and OEM networks FACILITIES PROFILE

19 Global provider delivering value-driven printing solutions that minimize risk and maximize efficiency, safety, and quality Serve application needs from mobile and vehicle- mounted label/receipt printers, compact desktop and midrange units, to high performance and specialty application printers Offer media converting facilities for wide variety of labels, tickets and tags providing turnkey solutions Enable manufacturing and supply markets to capture the benefits of automated product ID and automated legal and financial transactions FACTS Headquarters in Orlando, FL Maintains key facilities in California, Illinois, and France Sales and technical support offices located around the world FACILITIES PROFILE

Marking, Coding, Food Production Machinery, Packaging, Refrigerated Display, Preparation/Service 20